Exhibit 99.1

Slide 1

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

GSI Commerce, Inc.

Goldman Sachs

Fourth Annual Internet Conference

May 22, 2003

Slide 2

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

Forward-Looking Statements

All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “will”, “would”, “should”, “guidance”, “potential”, “continue”, “project”, “forecast”, “confident”, “prospects” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industry and markets in which GSIC operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by those forward- looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the stock market and the industries in which GSI Commerce operates, changes affecting the Internet and e-commerce, the ability of GSIC to maintain relationships with strategic partners and suppliers, the ability of GSIC to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSIC to attract and retain qualified personnel and the ability of GSIC to successfully integrate its acquisitions of other businesses, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the Securities and Exchange Commission. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

EBITDA represents earnings or loss before interest income and expense, taxes, depreciation and amortization, and stock-based compensation. For reconciliations from non-GAAP to GAAP metrics, please refer to www.gsicommerce.com.

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(logo GSI Commerce tm)                                        The outsource solution for e-commerce

GSI Commerce is a Leading eCommerce Services Provider

NASDAQ: GSIC

725 employees

Headquarters in King of Prussia, PA

Fulfillment center in Louisville, KY

Call center in Melbourne, FL

Largest shareholder is QVC/Comcast

Partnered with 40 leading retailers, consumer brands, media properties and professional sports organizations

Owned Inventory Model: GSI records sales & pays revenue share to partner

Consignment Model: GSI compensated with fixed fees and/or % of sales

Slide 4

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

Selected GSI Partners

Comp & Cons Elec.	(logos) Palm, Tweeter
Home Products	(logos) Linens ‘n Things, Ace
Apparel, Footwear, Acc.	(logos) Reebok, The Athlete’s Foot, Rockport
General Merchandise	(logos) Kmart
Health & Beauty	(logos) Estee Lauder Companies, Bobbie Brown, Clinique, Gloss, Estee Lauder, Origins
Sporting Goods	(logos) The Sports Authority, Gart Sports, Modell’s, MC Sports, Dick’s, Dunham’s, Denver Broncos, NASCAR, Atlanta Falcons, Rawlings, Russell Athletic
Entertainment/Media	(logos) Nick.com, Fox Sports, Comedy Central, TV Land, Lifetime, PAX, The Golf Channel, CBS Sportsline

Slide 5

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

U.S. Online General Merchandise Market Will Reach $55BN in ‘03

US Online Retail Sales (billions)

2003E
Computer Hardware & Consumer Electronics	$14.7
Home Products	$12.5
Books, Music & Video	$8.8
Apparel, Footwear & Accessories	$7.9
Toys & Video Games	$2.7
Jewelry & Luxury Goods	$1.7

Sporting Goods	$1.5
Flowers, Cards & Gifts	$1.4
Health & Beauty	$1.2
Other	$3.2

$55.6

General merchandise excludes travel, financial services, tickets, job listings, real estate and autos

Source: Forrester Research

Slide 6

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

U.S. Online General Merchandise Market Is Expected to Grow to Nearly $140BN in ‘07

(billions)

2003E	$59.2
2004E	$77.4
2005E	$98.5
2006E	$122.1
2007E	$146.2

26% net revenue CAGR as compared to 2-3% for overall retail

Source: Forrester Research

Slide 7

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

eCommerce Growth Drivers

Increased Internet Users/Usage

Improving Customer Experience

Deepening Integration Between Online and Offline

Migration of Catalog, Direct Mail and DRTV Revenue

Broadband

Slide 8

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

Broad Universe of Participants in the U.S. Online General Merchandise Market

Retailers

Pure Plays

Manufacturers/Brands

Catalogers

Media Companies

Professional & Amateur Sports Organizations

Source: Shop.org, Forrester Research

Slide 9

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

GSI Has A Substantial Market Opportunity

eCommerce is too large for major companies to ignore; online sales will account for 4.5% of total retail sales in 2003

Multi-channel retailers will contribute 75% of online retail sales in 2003 but . . .

Multi-channel retailers derive the large majority of their revenue offline – online selling is not a core competency

A significant opportunity exists to ‘ENABLE’ these companies to maximize their eCommerce business

Source: Shop.org, Forrester Research

Slide 10

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

Enabling eCommerce

en•a’•ble            1a) To supply with the means or opportunity

                             b) To make feasible or possible

                             c) To make operational

tr.v. en·a·bled, en·a·bling, en·a·bles

Enable eCommerce: Software

                             Hosting/Managed Infrastructure

                             Professional Services

                             Fulfillment Services

                             Customer Contact Services

                             Marketing Services

Slide 11

(logo GSI Commerce tm)                                        The outsource solution for e-commerce

Software

Components:  Web Server

                         Application Server

                         Shopping Platform

                         Content Management

                         Search Engine

                         Web Analytics

CRM
Database
Order Management
Fraud Screening
Warehouse Management
Financial Management
Merch Management/Planning

Participants:	BEA, IBM, Microsoft, Oracle, Siebel

Slide 12

(logo GSI Commerce tm)	The outsource solution for e-commerce

Hosting/Managed Infrastructure
Components:	Hardware
Hardware Maintenance
Hosting (storage & data communication)
Security
Monitoring
Caching
Load Balancing
Systems Administration
Database Administration
Participants:	AT&T, Computer Associates, IBM, Sun Microsystems

Slide 13

(logo GSI Commerce tm)	The outsource solution for e-commerce

Professional Services
Components:	Software Selection
Integration
Site Design
Site Development
Site Evaluation/Usability Testing
Industry Expertise/General Consulting
Product Photography Copywriting
Participants:	Accenture, EDS, IBM, PWC Consulting

Slide 14

(logo GSI Commerce tm)	The outsource solution for e-commerce

Fulfillment Services

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Components:	Receiving/Put Away
Storage
Pick/Pack/Ship
Returns Processing
Inventory Control
Value Added Services
Drop-Ship Management
Shipping Management
Participants:	FedEx, UPS

Slide 15

(logo GSI Commerce tm)	The outsource solution for e-commerce

Customer Contact Services
Components:	24/7 Phone
24/7 Email Response
Sales (Cross-/Up-Sell)
Training
Remote Monitoring
Skills-Based Routing
Voice Communication
Event Management
Participants:	Convergys, Precision Response, West Communications

Slide 16

(logo GSI Commerce tm)	The outsource solution for e-commerce

Marketing Services
Components:	Online Media Buying
Affiliate Program Management
List Management
Email Delivery
Search Optimization
Paid Search
Catalog & DRTV Services
CRM – Lifetime Value Optimization
Participants:	DoubleClick, Grey Digital Marketing, Ogilvy Interactive

Slide 17

(logo GSI Commerce tm)	The outsource solution for e-commerce

GSI Provides Solutions That Encompass Every Aspect of Enabling eCommerce

6

Integrated eCommerce software platform centered on proprietary shopping application

Hosted/managed hardware infrastructure

Fulfillment center

Call center

Online marketing/email campaign management

Site design, usability and integration

Multi-channel integration (catalog, DRTV)

Content creation/management

Reporting and analytics

Fulfillment Svcs

Customer Contact Svcs

HOSTED ECOMMERCE TECHNOLOGY PLATFORM

Marketing Svcs

Professional Svcs

Slide 18

(logo GSI Commerce tm)	The outsource solution for e-commerce

GSI Value Proposition to Partners

Comprehensive suite of eCommerce products and services

Customized solution with full partner branding

Scale to provide a superior shopping experience and justify ongoing technology and operational infrastructure investment

Proven track record of transitioning and growing significant online businesses

Ability to reduce costs associated with eCommerce and focus resources on core business

Opportunity to avoid capital investment and/or long-term risk

Economic structure that creates financial predictability and makes GSI vested in the success of partner’s eCommerce business

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(logo GSI Commerce tm)	The outsource solution for e-commerce

Partner Assets

Brand Equity

Offline Marketing

Merchandise Assortment

GSI Solution

Fulfillment Svcs

Customer Contact Svsc

HOSTED ECOMMERCE TECHNOLOGY PLATFORM

Marketing Svcs

7

Professional Svcs

Partner Benefits

Revenue Growth

Improved Economics

Enhanced Enterprise Value

Slide 20

(logo GSI Commerce tm)	The outsource solution for e-commerce

Selected GSI Partners

Computer Hardware & Consumer Electronics (U.S. Online 2003: $14.7BN)

(logo) Palm, Inc. is a pioneer in mobile and wireless Internet solutions and the world leader in handheld computing with 2002 fiscal year revenues of $1.03 billion.

(logo)Tweeter Home Entertainment Group is a leading consumer electronics retailer with 161 stores and 2002 fiscal year revenues of $794 million.

Slide 21

(logo GSI Commerce tm)	The outsource solution for e-commerce

Selected GSI Partners

Home Products (U.S. Online 2003: $12.5BN)

(logo)Linens ‘n Things is a leading retailer of home textiles and housewares with 400 stores and 2002 fiscal year revenues of $2.2 billion.

(logo)ACE Hardware Corporation is the largest hardware cooperative in the U.S. with more than 5,100 stores and 2002 fiscal year revenues of more than $3 billion.

Slide 22

(logo GSI Commerce tm)	The outsource solution for e-commerce

Selected GSI Partners

Apparel, Footwear & Accessories (U.S. Online 2003: $7.9BN)

(logo)Reebok is a leading designer and marketer of footwear, apparel and accessories with 2002 fiscal year revenues of $3.1 billion.

(Rockport logo)A subsidiary of Reebok, Rockport is a designer, manufacturer and marketer of comfort footwear with 2002 fiscal year sales of $386 million.

8

(logo)The Athlete’s Foot is the world’s largest franchisor of athletic footwear with 750+ stores and 2001 fiscal year revenues of $209 million.

(logo)Shoe Carnival is a leading family footwear retailer with more than 200 stores in 23 states and 2002 fiscal year revenues of $520 million.

Slide 23

(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Selected GSI Partners

General Merchandise (includes jewelry, toys, furniture, books/music/video)

(logo)Kmart is a leading discount retailer with roughly 1,500 stores and 2002 fiscal year revenues of $31 billion.

Slide 24

(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Selected GSI Partners

Sporting Goods (U.S. Online 2003: $1.5BN)

(logo)The Sports Authority is the largest full-line sporting goods retailer with 200+ stores and 2002 fiscal year revenues of $1.4 billion.

(logo)Dick’s Sporting Goods is a leading full-line sporting goods retailer with 140 stores and 2002 fiscal year revenues of $1.3 billion.

(logo)NASCAR is a leading professional sports organization with more than 75 million fans and 2002 worldwide licensed merchandise sales of $2 billion.

Slide 25

(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Selected GSI Partners

Health & Beauty (U.S. Online 2003: $1.2BN)

(logo Estee Lauder Companies)One of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products with 2002 fiscal year revenues of $4.7 billion.

(logos Bobbie Brown, Gloss, Estee Lauder, Clinique, Origins)

Slide 26

(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Selected GSI Partners

Licensed Entertainment (includes apparel, toys, home décor, accessories, etc.)

(logos)Viacom/Nickelodeon The #1 entertainment brand for kids with 2002 worldwide licensed merchandise sales of $2.6 billion.

(logo)Comedy Central The only all-comedy network available in over 78 million U.S. homes and 2002 worldwide licensed merchandise sales of $98 million.

(logo)TV Land A 24-hour spin-off channel offers classic programs in over 61 million households.

(logo)Lifetime The #1 basic cable channel in primetime and the leader in women’s television is in 85 million U.S. households.

Source: License! Magazine, April 2003

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Financial Drivers

Revenue Growth

New Partners

Growth of Existing Partners

Variable Operating Efficiency

Cost Per Package

Cost Per Contact

Contacts Per Order

Fixed Expense Leverage

Scalable Technology Platform

Available Capacity

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Revenue Growth

GSI Net Revenue (MM)

2000	$42.8
2001	$102.6
2002	$172.6
2003E	$210.0

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Variable Operating Efficiency

Sales & Marketing Expense / Net Revenue

2000	88%
2001	32%
2002	29%
1Q02	28.8%
1Q03	26.0%

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Fixed Expense Leverage

Product Development and G&A / Net Revenue

2000	37%
2003	19%
2004	16%
1Q02	17.7%
1Q03	14.7%

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Ashford Acquisition Masks Underlying Trend

Did Not Meet Financial Expectations

Resource & Focus Distraction

Completed Divestiture in 2002 (same year as purchase completed)

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(logo GSI Commerce tm)                                                         The outsource solution for e-commerce

Strong Balance Sheet (March 29, 2003)

Cash*	$51MM
Debt	$0MM
Cash* Net of Debt	$51MM
Total Assets	$163MM
Shareholder’s Equity	$115MM

* Cash and cash equivalents, short-term investments and marketable securities

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(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Moderating Capital Expenditures

2000:	initial platform development, technology market still hot
2001:	leveraged investments, strong revenue growth
2002:	fulfillment center expansion/purchase, call center purchase, 2nd data center, substantial software/development
2003:	leveraging investments, expect strong revenue growth

(millions)

2000	$13.7
2001	$8.4
2002	$29.0
2003E	$10-$15

Slide 34

(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

Summary

Strong business momentum

Significant growth opportunities

Compelling value proposition

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(logo GSI Commerce tm)                                                             The outsource solution for e-commerce

GSI Commerce, Inc.

Goldman Sachs

Fourth Annual Internet Conference

May 22, 2003